Exhibit 99.1

Investor Presentation Fourth Quarter 2019

2 Table of Contents We believe our expertise, differentiation and the value we can provide to a customer will result in sustainable profitability over the long term. Larry Hannon, CEO & President 03 Summary Information 04 The ProSight Story 08 Business Execution 17 Financial Strength 22 Appendix

Summary Information

We are **PROS**

- **Founded in 2009**
  - Began generating GWP in 2011
- **Headquartered in Morristown, NJ**
  - Five office locations nationwide
- **396 employees across the U.S.**
- **Publicly traded on the NYSE under ticker symbol "PROS"**

Adjusted Operating ROE[1]	Market Cap[2]	Annual Gross Written Premium (TTM)[3]
12.4%	**$613M**	**$900M**
(Q4 YTD)	(stock price: $14.24/share)	

Customer Segments
8
(as of 4Q 2019)

Niche Programs
41
(as of 4Q 2019)

Rating
A- (Excellent)
by A.M.Best

[1] Adjusted operating ROE is a non-GAAP measure. See Appendix for reconciliation of net income to adjusted operating income
[2] Market cap calculated off of closing stock price on February 25, 2020
[3] As of December 31, 2019 and excludes terminated niches and other. Other for 4Q 2019 (TTM) GWP was $68M. Other includes GWP from certain niches that are no longer part of our ongoing business. All GWP from exited niches are included in "Other" which consists of (i) primary and excess workers' compensation coverage for Self-Insured Groups (ii) niches exited prior to 2018, many with a concentration in commercial auto, (iii) certain fronting arrangements in which all premium written is ceded to a third party, (iv) participation in industry pools, and (v) emerging new business customer segments.

ProSight

3

The ProSight Story Who we are, where we’ve been, and how we make a difference

5 We are experts that focus on and specialize in niches Our focus on alignment by customer niche is how we make a difference • Our team - oriented, results - driven culture is built around supporting our customers • Focus on customer niches: refined homogeneous groups of customers with limited fragmentation • Differentiate through innovative products, services and third - party solutions • Our underwriting expertise helps drive our profitability • We strive to provide the best customer experience in the business — coupling technology with a human touch • Partner with expert, limited distribution and institutionalize those relationships OUR FOUNDING PRINCIPLES ProSight was built on the foundation that insurance companies can, and should, provide valuable solutions to customers — solutions that truly address customers’ unique business needs. What we BELIEVE • Our structure and expertise around the customer niche enable us to create solutions for our customers that help their business thrive • We deliver our offerings through limited and expert distribution partners specific to each customer niche • Our profit - first underwriting philosophy and disciplined approach to growth contribute to our financial strength What we DO We are PROS Our Story

Our Management Team

A leadership team with **deep industry expertise** built from **decades of diverse experience:**



Larry Hannon
CEO & President



Ric Victores
Chief Sales & Marketing Officer



Kari Hilder
Chief HR Officer



Kevin Topper
Customer Segment President



Rob Bednarik
Customer Segment President



Bob Bailey
Chief Underwriting & Risk Officer



Darryl Siry
Chief Tech & Ops Officer



Lee Kraemer
Chief Actuarial Officer



Erin Cullen
Customer Segment President



Joe Finnegan
Customer Segment President



Buddy Piszel
Chief Financial Officer



Vivienne Zimmermann
Chief CX Officer



Nestor Lopez
Chief Information Officer



Frank Papalia
Chief Legal Officer



Donna Biondich
Chief Claims Officer



Lee Lloyd
Field Operations Officer

ProSight

6

7 Our History How we’ve grown and why we’re poised to take the next step. 2009 Founded by Joe Beneducci, CEO Larry Hannon, COO Bob Bailey, CUO 2010 Goldman Sachs & TPG Invest Funds in ProSight Acquired NYMagic for $230M 2011 GWP Surpasses $200M 2011 ProSight Opens Glendale CA Office 2013 GWP Surpasses $500M 2014 Featured on Inc. 5000 List of Fastest - Growing Private Companies 2015 GWP Surpasses $750M 2017 GWP Surpasses $830M 2019 Larry Hannon Named CEO & President 2010 ProSight Opens Morristown NJ Office 2016 ProSight Online for Customers Launches 2017 ProSight Launches Direct Bill for Customers 2013 ProSight Premiere Policy Launches 2019 ProSight Completion of IPO under ticker “PROS” 2019 ProSight Opens Ft. Lauderdale FL Office 2011 ProSight Opens New York NY Office 2012 GWP Surpasses $350M

Business Execution Designed around the customer to deliver results

Niche Focused Specialty Franchise

Diversified portfolio with 8 customer segments and 41 specialty niches[1].

Transportation
$112 million
- Charter Bus
- Intermodal Transportation
- Propane & Fuel Dealers
- School Bus
- Taxis

Media & Entertainment
$125 million
- Live Entertainment
- Film

Sports
$30 million
- Motor Sports
- Sports
- Country Clubs
- **Aquatic Recreation (NEW)**

Construction
$118 million
- Construction Managers
- Cranes
- Federal Contractors
- Luxury Home Builders
- Marine Contractors
- Scaffolding
- Specialty Trade Contractors

Real Estate
$168 million
- Builders Risk
- Hotels
- Manufactured Housing
- MetroBuilders
- Property Managers
- Residential
- **Self Storage (NEW)**


14%
13%
12%
15%
3%
19%
11%
13%

Consumer Services
$134 million
- Auto Dealers
- Franchise Equipment Dealers
- Professional Employer Organizations
- Restaurants, Bars and Taverns
- Social Services
- **Parking Facilities (NEW)**
- **Snow & Ice Mgmt (NEW)**
- **Animal Welfare (NEW)**

Professional Services
$119 million
- Accountants
- Credit Unions
- Customs Brokers
- Lawyers
- Pest Control

GWP: $900M[2]
(trailing twelve months)

Marine & Energy
$94 million
- Ocean Marine
- Petroleum Services
- Solar Contractors

[1] As of December 31, 2019
[2] Excludes terminated niches and other. Other 4Q 2019 (TTM) GWP was $68M.

ProSight

9

Flexible Distribution Model

We can reach the customer in various ways: MGUs, retailers, wholesalers, and direct.



Customers
Limited & Preferred Distribution Partners
Retail 31%
Wholesale 13%
MGU 56%

[Breakdown of GWP (%)]

- 17 niches[1]
- Agency contracts appointed for 1 niche
- Joint marketing to build brand awareness
- ProSight maintains all underwriting authority

- 3 niches[1]
- ProSight maintains all underwriting authority
- Aggregation play consistent with customer behavior

- 21 niches[1] with 13 MGUs
- Each provides exclusivity of some kind
- IP is mutually shared while appointed
- ProSight maintains parameters and determines guidelines around all claims
- ProSight controls underwriting guidelines and reinsurance purchasing

Key Model Highlights

- No channel conflict
- ~100 total distribution partners
- > 70% GWP on exclusive basis
- Ability to write business direct

NOTE: Percentages are based on existing customer segment GWP.
[1] TTM as of December 31, 2019.

ProSight
10

Differentiators That Matter

Our customers are unique, so our solutions need to be too.

We believe our "**differentiators**" are unique to ProSight and deepen our relationship with the customer. They are built to improve retention of business and are part of our competitive moat.

Often developed by ProSight in conjunction with customers and distribution partners, these differentiators are designed to provide customer value by protecting and enhancing their business.

Customer focus + differentiation =
real value for customers

"We take a disciplined approach to our growth, choosing to enter niches where our differentiation matters to a customer."

— **Bob Bailey,** Chief Underwriting & Risk Officer

Some differentiator examples include:

SecureFleet®
A customizable video safety system designed to help enhance operational efficiency, reduce litigation costs, and improve driver behavior.

Available in Charter Bus, Cranes, Intermodal Transportation, Petroleum Services and Taxis niches.

Music Mends℠
An endorsement that provides partial indemnity for bands or performers whose tour schedule was interrupted by an act of terror, enabling them to circle back and play for the affected community.

Available in Live Entertainment niche.

R.I.C.H℠ Coverage
Our complimentary R.I.C.H. (release of information during construction of customer's home) endorsement that provides insureds with the means to resolve an incident, while protecting against reputational harm.

Available in Construction Managers, MetroBuilders, and Luxury Home Builders niches.

PolicyTracks℠
Enables general contractors to collect and track subcontractor policies, insurance certificates, endorsements and subcontractor agreements.

Available in Construction Managers, MetroBuilders, and Luxury Home Builders niches.

ProSight
11

Customer Experience Built for Today

Designed for what our customers need.

Claims Reporting

Strive to provide best-in-class service

- **Rapid Emergency Response:** On hand expert emergency service sent to mitigate damage
- **ProSight Mobile:** Fast and simple incident reporting from any device

24 / 7 Portal Access

Our systems are built to be accessible

- **ProSight Online:** Powerful online customer portal for insureds and partners
- **ProSight Premiere:** Fully custom policy administration & billing system

Contact Center

There to help our customers

- **Over 99%** "Awesome / Good" customer experience rating[1]
- **Unscripted Support**—licensed, real and ready to help

Real Testimonials

Our goal is to provide our insureds and partners with the best service possible.

"I expect and always receive outstanding service from ProSight Claims, but this was easy, seamless, and better than outstanding! Thank you!"

— **Claire B,** Broker

"We are thrilled with the updates you've made to your systems. We feel like this will cut down on a lot of our follow-ups to the insureds after they submit a loss."

— **Stephanie B,** Partner

"Every time I call ProSight, it is a wonderful experience; from the patience they offer to answering all of my questions to the enthusiasm they have over the phone."

—**Armani L,** Broker

[1] 92% "Awesome" rating and 7% "Good" rating based on 2019 Qualtrics Survey Data

ProSight
12

SYSTEMS INCLUDE 13 Innovative Proprietary Technology Platform Developed by us, for us, with the customer experience in mind • Modern, scalable, and digitally - enabled technology platform that simplifies and improves the insurance buying process and user experience, while allowing us to better manage our business. • Utilize cutting - edge systems: We employ a single policy administration/billing system, incident - reporting system, and reinsurance system • Proprietary dashboards deliver insight for day - to - day business decisions on a real - time basis • Strong mobile development capabilities allow customers and agents to interact with us easily and efficiently Customer Focused ProSight Online Customer Policy Access ProSight Mobile Incident Reporting App ProSight API Application Programming Interface ProSight Direct Direct - to - Customer Platform Underwriting / Operational ProSight Premiere Policy Administration & Billing ClimberPortal Employee Training & Development PATI ProSight Artificial Textual Intelligence Chatbot ProSight Climber GPS Financial Monitoring & Reporting “ProSight’s technology and operational platform drives efficiency while supporting the unique needs of our niche business strategy and delivering a tailored experience for customers.” — Darryl Siry, Chief Technology & Operations Officer

14 “We constantly evaluate our underwriting portfolio to ensure it is best positioned for long - term profitability.” — Larry Hannon, CEO & President

Profitable Underwriting

We focus on profitable underwriting, including loss ratio stability and a goal of expense ratio improvement

- Inception-to-date (2011 to 2019) GAAP loss ratio of 63.8% for all business and 60.8% for existing customer segments
- Selective entry (and exit) of niches is a part of our underwriting strategy
- Purposeful historical low catastrophic loss exposure[1]—since 2011, catastrophic losses[1] have averaged less than 1.0 basis point.
- ProSight expects 200 basis points of expense ratio improvement from 2019 by YE 2022

Loss Ratio



Calendar Year Loss Ratio
Accident Year Loss Ratio
Catastrophic Loss
72.4%
63.5%
1.2%
63.9%
61.0%
1.3%
59.6%
60.3%
0.5%
61.4%
61.6%
0.4%
2016
2017
2018
2019

Diversified by Line of Business

87% - Casualty[2]
13% - Property[1]

81% - Admitted[2]
19% - Non-Admitted (E&S)[2]



Umbrella
6%
General Liability
30%
Prof. Liability
6%
Commercial Auto
22%
Property
13%
Primary Workers Comp
13%
Misc. Lines
10%

Expense Ratio[3]



35.8%
34.9%
37.0%
36.6%
2016
2017
2018
2019

[1]Catastrophe losses and LAE are any one claim, or group of claims, equal or greater than $1M related to a single PCS® designated catastrophe event.
[2]GWP as of Q4 YTD
[3]Expense ratio shown is Adjusted Expense Ratio. See "Factors Affecting our Results of Operations (WAQS)" in the Appendix

NOTE: Loss Ratios as presented, adjusted for Whole Account Quota Share, except where otherwise noted. See "Factors Affecting our Results of Operations (WAQS)" in the Appendix

ProSight
15

$55.0 $73.4 $101.9 $117.9 $95.0 $94.4 $107.1 $133.7 $66.2 $79.2 $83.0 $94.1 $103.7 $114.4 $119.9 $124.9 $79.8 $112.6 $110.5 $119.3 $102.1 $132.0 $132.7 $167.6 $17.8 $22.2 $23.6 $30.1 $ 90.2 $ 85.1 $ 92.2 $ 112.2 2016 2017 2018 2019 Transportation Sports Real Estate Professional Services Media and Entertainment Marine and Energy Consumer Services Construction $609.8M 1 $713.3M 1 $770.9M 1 16 Strong Premium Growth 1 Existing customer segment only; actual GWP are $772M for 2016, $836M for 2017, $895M for 2018, and $968m for 2019 2 CAGR for actual GWP from 2016 to 2019 is 7.8%. Future growth within any niche or customer segment considers profitability first . ProSight employs a rigorous process to identify if/when growth is justified and react quickly once a decision is made. Growth in Existing Niches New Customer Segments New Niches in Existing Customer Segments WE GROW IN THREE WAYS: Existing Customer Segments Only $899.8M 1

Financial Strength Our backbone for sustainable value creation (updated for 4Q 2019)

1,327.7 42.1 24.2 12.8 Total Net Loss Reserves Exited Niches UK Exposure A&E Exposures 38% 15% 24% 2% 3% 6% 12% General Liability Commercial Auto Excess WC Property Misc Lines Prof Liability Primary WC Net Loss Reserve Detail at 12/31/2019 ($ in millions) 18 Prudent Loss Reserve Position Sound loss reserve position • Total net loss reserves of $1.3 billion • Exited niches excluding Excess Workers’ Compensation business ($42.1M of net loss reserves) and A&E exposures ($12.8M of net loss reserves) are not significant to aggregate reserves • Duration of loss reserves: 5.2 years 0.7% 0.8% 0.8% 0.5% 0.2% 2.4% (1.9%) 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Net Loss Reserves by Line of Business (%) Net Reserve Development 1Q18 - 4Q19 (fav / (unfav) %) NOTE: All financial information as of Dec 31, 2019, unless otherwise noted. ** The ratio above represents development over NEP for the quarter 0.0%

19 Diversified & Conservative Investment Portfolio • $2.2 billion conservatively managed investment portfolio • Predominantly fixed income securities (93.1% of cash and total investments) • Greater than 60% of fixed income securities rated “A” or better and a 3.4 year weighted average duration • 16.0% portfolio CAGR from 2016 through 2019 • 3.4% net yield Fixed Income Securities 93.1% Short - term Investments 2.0% Cash and Cash Equivalents 1.3% Commercial Levered Loans 0.6% Limited Partnerships and LLCs 3.0% U.S. Gov't & Gov't Agency 2.8% Corporate Securities 65.6% Municipals 3.9% ABS 3.6% CLO 8.8% CMBS 4.8% RMBS 10.5% A 35.2% AA 17.5% AAA 10.8% BBB 27.6% Below BBB/ Not Rated 8.9% 28.1 36.2 56.0 68.9 2016 2017 2018 2019 NOTE: All financial information as of Dec 31, 2019, unless otherwise noted. Maximizing investment income while minimizing volatility Net Investment Income ($ in millions) Investment Portfolio Composition Fixed Income Securities (by type) Fixed Income Securities (by rating) NOTE: ProSight outsources investment management to leading 3 rd - party fixed income managers.

20 Shareholder Value Creation Sustainable and consistent financial trajectory • Double - digit ROE over past two years • Debt - to - capital position allowing for capital strategy flexibility • NWP - to - Equity of 1.6x • Capital Raise of ~$51M from IPO (July 2019) • Debt - to - capital position decreased from 31.9% in 2018 to 23.3% in 2019 $0.41 $0.37 $1.40 $1.39 2016 2017 2018 2019 1 Adjusted operating income and adjusted operating ROE are non - GAAP measures. See Appendix for reconciliation of net income to adjusted operating income. Adjusted Operating Income 1 per Diluted Share ($) Book Value per Diluted Share ($) Adjusted Operating Return on Equity 1 (%) - 3.6 3.7 14.4 12.4 2016 2017 2018 2019 $ 10.74 $ 9.71 $ 9.88 $ 12.01 2016 2017 2018 2019

21 Disclaimer Important Notice This presentation contains forward - looking statements. Forward - looking statements include statements relating to future developm ents in our business or expectations for our future financial performance and any statement not involving a historical fact. Forward - looking statements use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “should,” “seek,” and other words and term s o f similar meaning. Forward - looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our c ontrol. We caution you that forward - looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes may differ materially from those made in or suggested by the forward - looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, ar e consistent with the forward - looking statements contained in this presentation, those results or developments may not be indicative of resul ts or developments in subsequent periods. New factors emerge from time to time that may cause our business not to develop as we exp ect , and it is not possible for us to predict all of them. For a discussion of some of the risks and important factors that could affect ou r future results and financial conditions, see our filings with the U.S. Securities and Exchange Commission, including, but not limited to, the ri sks and uncertainties included under the caption “Risk Factors”. Except as required by law, we undertake no obligation to publicly u pda te any forward - looking statements, whether as a result of new information, future events or otherwise. Presentation of Financial Information This presentation includes certain “non - GAAP” financial measures that either exclude or include amounts that are not excluded or included in the most directly comparable measures calculated and presented in accordance with generally accepted accounting principles in th e United States (“GAAP”). The non - GAAP financial measures used in this presentation are adjusted operating income, adjusted operating ret urn on equity, and adjusted loss ratio. These non - GAAP financial measures should not be considered in isolation or viewed as a substit ute for their most directly comparable GAAP figures. Other companies may calculate such non - GAAP financial measures differently. Accordingly, these measures may not be comparable to similarly titled measures of other companies. See the Appendix for a reconciliation of thes e n on - GAAP financial measures to the most comparable GAAP figures.

Appendix Q4 2019

23 Contacts Media & Public Relations Joe Hathaway 973 - 532 - 1706 jhathaway@prosightspecialty.com Investor Relations Dean Evans 862 - 505 - 5187 devans@prosightspecialty.com Corporate Headquarters 412 Mt. Kemble Avenue, Suite 300C Morristown, NJ 07960 973 - 532 - 1900

Balance Sheet

	Unaudited						
	December 31 2019	September 30 2019	June 30 2019	March 31 2019	December 31 2018 (as restated)	December 31 2017 (as restated)	December 31 2016 (as restated)
Assets							
Investments:							
Fixed income securities, available-for-sale at fair value	$ 2,040,682	$ 2,025,955	$1,883,989	$1,766,478	$1,693,382	$1,484,431	$1,222,234
Commercial levered loans at amortized cost	14,069	14,601	16,549	16,796	16,915	24,500	29,834
Limited partnerships and limited liability companies at fair value	66,660	65,322	62,351	55,835	53,432	41,603	33,383
Short-term investments	43,873	14,398	49,824	69,007	36,661	4,223	44,922
Total investments	2,165,284	2,120,276	2,012,713	1,908,116	1,800,390	1,554,757	1,330,373
Cash and cash equivalents	17,284	24,577	34,241	34,099	22,279	59,397	75,211
Restricted cash	10,213	7,451	8,929	8,201	7,621	18,475	–
Accrued investment income	13,610	13,452	13,314	12,508	12,279	9,409	5,353
Premiums and other receivables, net	190,004	179,920	196,128	196,490	200,347	184,334	168,378
Reinsurance receivables paid	3,481	5,849	9,927	15,867	12,428	17,220	28,876
Reinsurance receivables unpaid	193,952	213,977	210,021	201,889	185,295	201,156	176,651
Deferred policy acquisition costs	98,812	103,542	101,740	100,381	93,613	60,759	76,572
Prepaid reinsurance premiums	42,861	47,285	59,218	64,127	44,626	122,950	30,896
Net deferred income taxes	4,803	9,361	13,724	23,674	33,239	37,068	76,784
Goodwill and net Intangible assets	29,189	29,196	29,204	29,211	29,219	29,249	29,745
Fixed assets and capitalized software, net	37,167	37,679	38,145	38,563	39,001	37,834	33,068
Funds withheld related to sale of affiliate	19,453	19,566	19,534	19,309	19,397	26,988	–
Other assets	29,537	31,255	33,328	30,988	57,653	37,159	24,765
Assets of discontinued operations	21,584	20,098	19,278	19,607	19,719	12,697	194,831
Total assets	$ 2,877,234	$ 2,863,484	$2,799,444	$2,703,030	$2,577,106	$2,409,452	$2,251,503
Liabilities							
Unpaid losses and loss adjustment expenses	$ 1,521,648	$ 1,515,224	$1,483,660	$1,449,535	$1,396,812	$1,258,237	$1,166,619
Reserve for unearned premiums	483,223	472,761	472,907	469,960	435,933	395,432	354,828
Ceded reinsurance payable	17,768	4,099	15,987	15,552	13,281	18,448	2,816
Notes payable, net of debt issuance costs	164,693	164,609	182,517	182,439	182,355	164,017	163,678
Funds held under reinsurance agreements	58,855	68,243	72,362	77,786	63,165	112,260	20,589
Other liabilities	56,438	81,029	91,293	58,812	73,474	71,014	21,522
Liabilities of discontinued operations	31,578	26,936	21,768	22,021	22,256	14,061	140,796
Total liabilities	2,334,203	2,332,901	2,340,494	2,276,105	2,187,276	2,033,469	1,870,848
Shareholders' equity							
Common stock, $0.01 par value	431	430	389	389	389	389	389
Paid-in capital	661,761	661,357	603,163	603,163	607,589	606,672	555,589
Accumulated other comprehensive income (loss), net of taxes	37,453	33,930	28,844	5,437	(22,315)	19,298	29,482
Retained deficit	(156,414)	(164,934)	(173,246)	(181,864)	(195,304)	(249,847)	(204,271)
Treasury shares - at cost (12,920 shares)	(200)	(200)	(200)	(200)	(200)	(200)	(200)
Total shareholders' equity	543,031	530,583	458,950	426,925	389,830	375,983	380,655
Total liabilities and shareholders' equity	$ 2,877,234	$ 2,863,484	$2,799,444	$2,703,030	$2,577,106	$2,409,452	$2,251,503

Note: For informational purposes only and should be read in conjunction with documents filed by ProSight Global, Inc. with the Securities and Exchange Commission, including the most recent prospectus on Form S-1 and Quarterly Reports on Form 10-Q.

ProSight

24

25 Income Statement NOTE: Quarterly income statement reported, not audited. 2019 2018 2019 2018 2019 2018 2019 2018 2019 2018 2017 2016 Revenues: Net premiums earned 207,311$ 193,098$ 202,455$ 187,108$ 202,480$ 183,123$ 195,608$ 167,456$ 807,854$ 730,785$ 609,786$ 675,778$ Net investment income 17,367 12,670 16,974 14,044 17,398 15,548 17,158 13,709 68,897 55,971 36,196 28,052 Realized investment gains (losses) , net 275 (2,362) 245 406 137 686 113 (287) 770 (1,557) 4,204 (6,147) Other income, net 152 169 196 168 97 168 93 168 538 673 853 1,057 Total revenues 225,105 203,575 219,870 201,726 220,112 199,525 212,972 181,046 878,059 785,872 651,039 698,740 Expenses: Net losses and loss adjustment expenses incurred 128,381 113,067 127,196 109,976 127,115 109,933 118,333 101,854 501,025 434,830 393,741 489,464 Policy acquisition expenses 46,712 45,610 45,953 44,195 45,533 43,253 46,573 38,371 184,771 171,429 126,023 152,923 General and administrative expenses 26,497 24,965 25,967 25,051 26,028 24,880 27,194 25,222 105,686 100,118 87,821 88,950 Interest expense 3,070 3,170 3,216 3,092 3,147 3,084 3,362 3,031 12,795 12,377 12,125 12,125 Other expense 1,819 - 7,162 – 7,170 – – – 16,151 – – – Total expenses 206,479 186,812 209,494 182,314 208,993 181,150 195,462 168,478 820,428 718,754 619,710 743,462 Income (loss) from continuing operations before income taxes 18,626 16,763 10,376 19,412 11,119 18,375 17,510 12,568 57,631 67,118 31,329 (44,722) Income tax provision: Current (554) (633) 146 184 82 (397) 141 (7) (185) (853) 864 99 Deferred 4,438 3,932 1,869 3,625 2,341 4,120 3,674 2,565 12,322 14,242 37,369 (24,087) Total income (loss) tax expense (benefit) 3,884 3,299 2,015 3,809 2,423 3,723 3,815 2,558 12,137 13,389 38,233 (23,988) Income (loss) from continuing operations 14,742 13,464 8,361 15,603 8,696 14,652 13,695 10,010 45,494 53,729 (6,904) (20,734) Discontinued operations: Income (loss) from discontinued operations (6,222) 656 (49) (429) (78) (198) (255) 785 (6,604)$ 814$ (37,089) (79,594) Net Income(loss) 8,520$ 14,120$ 8,312$ 15,174$ 8,618$ 14,454$ 13,440$ 10,795$ 38,890$ 54,543$ (43,993)$ (100,328)$ Q1Q2Q3Q4 Year Ended December 31 Unaudited

Non-GAAP Reconciliation

	December 31			
	2019	2018	2017	2016
Net income (loss) from continuing operations	$ 45,494	$ 53,729	$ (6,904)	$ (20,734)
Income tax expense (benefit)	12,137	13,389	38,233	(23,988)
Income (loss) before taxes	57,631	67,118	31,328	(44,722)
Other Expense	16,151	-	-	-
Net investment gains/(losses)	(770)	1,557	(4,204)	6,147
Adjusted operating income/(loss) before taxes	73,012	68,675	27,124	(38,575)
Less: income tax expense on adjusted operating income	15,376	13,389	13,133	(23,988)
Adjusted operating income	**57,636**	**55,286**	**13,991**	**(14,587)**

Unaudited

	Q4		Q3		Q2		Q1	
	2019	2018	2019	2018	2019	2018	2019	2018
Net income (loss) from continuing operations	$ 14,742	$ 13,464	$ 8,361	$ 15,603	$ 8,696	$ 14,652	$ 13,695	$ 10,010
Income tax expense (benefit)	3,884	3,299	2,015	3,809	2,423	3,723	3,815	2,558
Income (loss) before taxes	18,626	16,763	10,376	19,412	11,119	18,375	17,510	12,568
Other Expense	1,819	-	7,162	-	-	-	-	-
Net investment gains/(losses)	(275)	2,362	(245)	(406)	(137)	(686)	(113)	287
Adjusted operating income before taxes	20,170	19,125	17,293	19,006	10,982	17,689	17,397	12,855
Less: income tax expense on adjusted operating income	4,217	3,468	3,468	3,724	2,423	3,723	3,815	2,558
Adjusted operating income	$ 15,953	$ 15,657	$ 13,825	$ 15,282	$ 8,559	$ 13,966	$ 13,582	$ 10,297

NOTE: Quarterly income statement reported, not audited.

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27 Supplementary Underwriting Information NOTE: Quarterly income statement reported, not audited. 2019 2018 2019 2018 2019 2018 2019 2018 2019 2018 2017 2016 Gross written premiums 249,945$ 221,841$ 227,196$ 201,296$ 235,032$ 222,555$ 255,838$ 249,420$ 968,011$ 895,112$ 836,334$ 771,995$ Net written premiums 222,196 196,171 209,474 179,516 210,568 213,035 209,902 261,352 852,140 850,074 560,286 686,683 Net premiums earned 207,311 193,098 202,455 187,108 202,480 183,123 195,608 167,456 807,854 730,785 609,786 675,778 Net losses and loss adjustment expenses 128,381 113,067 127,196 109,976 127,115 109,933 118,333 101,854 501,025 434,830 393,741 489,464 Catastrophe loss and loss adjustment expenses – 3,560 – – 3,000 – – – 3,000 3,560 8,865 7,938 Unfavorable/(favorable) prior period reserve development 787 (970) 5,495 (1,442) (2,733) (1,335) (395) (1,270) 3,154 (5,071) 20,319 60,082 Underwriting, acquisition and inurance expenses 73,209 70,575 71,920 69,246 71,561 68,133 73,767 63,593 290,457 271,547 213,844 241,873 Policy acquisition expenses 46,712 45,610 45,953 44,195 45,533 43,253 46,573 38,371 184,771 171,429 126,023 152,923 General and administrative expenses 26,497 24,965 25,967 25,051 26,028 24,880 27,194 25,222 105,686 100,118 87,821 88,950 Underwriting Income 5,721$ 9,456$ 3,339$ 7,886$ 3,804$ 5,057$ 3,508$ 2,009$ 16,372$ 24,409$ 2,201$ (55,559)$ Underwriting Ratios Ex-CAT current accident year loss and LAE ratio 61.5% 57.2% 60.1% 59.5% 62.6% 60.8% 60.7% 61.5% 61.2% 59.7% 59.8% 62.4% Catastrophe loss and LAE ratio 0.0% 1.8% 0.0% 0.0% 1.5% 0.0% 0.0% 0.0% 0.4% 0.5% 1.5% 1.2% Unfavorable/(favorable) prior period reserve development ratio 0.4% -0.5% 2.7% -0.8% -1.3% -0.8% -0.2% -0.7% 0.4% -0.7% 3.3% 8.9% Loss and LAE ratio 61.9% 58.6% 62.8% 58.8% 62.8% 60.0% 60.5% 60.8% 62.0% 59.5% 64.6% 72.4% Policy acquisition expense ratio 22.5% 23.6% 22.7% 23.6% 22.5% 23.7% 23.8% 24.0% 22.9% 23.8% 22.5% 22.6% General and adminstrative expense ratio 12.8% 12.9% 12.8% 13.4% 12.8% 13.5% 13.9% 14.0% 13.1% 13.4% 12.6% 13.2% Expense Ratio 35.3% 36.5% 35.5% 37.0% 35.3% 37.2% 37.7% 38.0% 36.0% 37.2% 35.1% 35.8% Combined Ratio 97.2% 95.1% 98.3% 95.8% 98.1% 97.2% 98.2% 98.8% 98.0% 96.7% 99.7% 108.2% Adjusted Underwriting Ratios Ex-CAT current accident year loss and LAE ratio 61.5% 57.3% 59.3% 60.0% 61.6% 60.7% 60.7% 61.5% 61.2% 59.8% 60.6% 63.5% Catastrophe loss and LAE ratio 0.0% 1.8% 0.0% 0.0% 1.5% 0.0% 0.0% 0.0% 0.4% 0.5% 0.0% 0.0% Unfavorable/(favorable) prior period reserve development ratio 0.0% -0.5% 2.7% -0.8% -1.3% -0.8% -0.2% -0.7% -0.2% -0.7% 3.3% 8.9% Adjusted Loss and LAE ratio 61.5% 58.6% 62.0% 59.2% 61.7% 60.0% 60.5% 60.8% 61.4% 59.6% 63.9% 72.4% Policy acquisition expense ratio 22.9% 23.6% 23.5% 23.2% 23.6% 23.8% 23.8% 23.6% 23.5% 23.6% 22.3% 22.6% General and adminstrative expense ratio 12.8% 12.9% 12.8% 13.4% 12.8% 13.5% 13.9% 14.0% 13.1% 13.4% 12.6% 13.2% Adjusted Expense Ratio 35.7% 36.5% 36.3% 36.6% 36.5% 37.3% 37.7% 37.6% 36.6% 37.0% 34.9% 35.8% Adjusted Combined Ratio 97.2% 95.1% 98.3% 95.8% 98.2% 97.3% 98.2% 98.4% 98.0% 96.6% 98.8% 108.2% Three Months Ended December 31 Three Months Ended September 30 Three Months Ended June 30 Three Months Ended March 31 Year Ended December 31 Unaudited

Factors Impacting the Results of Operations (WAQS)

Unaudited

	Three Months Ended December 31		Three Months Ended September 30		Three Months Ended June 30		Three Months Ended March 31			Year Ended December 31		
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2017	2016
Gross written premiums	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Ceded written premiums	-	(9,888)	-	(55)	3	18,831	-	49,969	3	58,857	(160,779)	-
Net written premiums	-	(9,888)	-	(55)	3	18,831	-	49,969	3	58,857	(160,779)	-
Net premiums earned	-	40	-	(56)	3	(1,368)	-	(13,176)	3	(14,560)	(87,362)	-
Net losses and LAE	907	(92)	1,632	(874)	2,207	(642)	-	(7,906)	4,746	(9,514)	(51,897)	-
Underwriting, acquisition and insurance expenses	(906)	128	(1,632)	823	(2,205)	624	-	(4,282)	(4,743)	(3,955)	(29,560)	-
Underwriting income (loss)	(1)	4	-	(5)	1	(102)	-	(988)	-	(1,091)	(5,905)	-
Adjustment to loss and LAE ratio	-0.4%	0.0%	-0.8%	0.4%	-1.1%	0.0%	0.0%	0.0%	-0.6%	0.1%	-0.7%	0.0%
Adjustment to expense ratio	0.4%	0.0%	0.8%	-0.4%	1.2%	0.1%	0.0%	-0.4%	0.6%	-0.2%	-0.2%	0.0%
Adjustment to combined ratio	**0.0%**	**0.0%**	**-0.1%**	**0.0%**	**0.1%**	**0.1%**	**0.0%**	**-0.4%**	**0.0%**	**-0.1%**	**-0.9%**	**0.0%**
Adjusted loss and LAE ratio	61.5%	58.6%	62.0%	59.2%	61.7%	59.9%	60.5%	60.8%	61.4%	59.6%	63.9%	72.4%
Adjusted expense ratio	35.7%	36.5%	36.3%	36.6%	36.4%	37.3%	37.7%	37.6%	36.6%	37.0%	34.9%	35.8%
Adjusted combined ratio	97.2%	95.1%	98.3%	95.8%	98.1%	97.2%	98.2%	98.4%	98.0%	96.6%	98.8%	108.2%

NOTE: Quarterly income statement reported, not audited.

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Share & Per Share Information

Unaudited

	Three Months Ended December 31		Three Months Ended September 30		Three Months Ended June 30		Three Months Ended March 31		Year Ended December 31			
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2017	2016
Shares Outstanding	43,058	38,851	43,021	38,743	38,851	38,743	38,851	38,743	43,058	38,851	38,743	35,453
Fully Diluted Shares Outstanding	45,197	39,455	45,225	39,441	39,455	39,441	39,455	39,441	45,197	39,455	39,441	36,083
Book Value Per Share	$ 12.61	$ 10.03	$ 12.33	$ 9.90	$ 11.81	$ 9.52	$ 10.99	$ 9.44	$ 12.61	$ 10.03	$ 9.70	$ 10.74
Book Value Per Share (Fully Diluted)	$ 12.01	$ 9.88	$ 11.73	$ 9.73	$ 11.63	$ 9.35	$ 10.82	$ 9.27	$ 12.01	$ 9.88	$ 9.53	$ 10.55
Tangible Book Value Per Share	$ 11.93	$ 9.28	$ 11.65	$ 9.15	$ 11.06	$ 8.77	$ 10.24	$ 8.68	$ 11.93	$ 9.28	$ 8.95	$ 9.90
Tangible Book Value Per Share (Fully Diluted)	$ 11.37	$ 9.14	$ 11.09	$ 8.99	$ 10.89	$ 9.61	$ 10.08	$ 8.53	$ 11.37	$ 9.14	$ 8.79	$ 9.72
Weighted Average Basic Shares Outstanding	43,978	38,785	42,642	38,743	38,851	38,743	38,851	38,743	41,095	38,753	37,555	35,376
Weighted Average Diluted Shares Outstanding	44,340	39,447	43,060	39,441	39,455	39,441	39,455	39,441	41,523	39,441	37,555	35,376
Earnings per Share - Basic:												
Net income from continuing operations	$ 0.34	$ 0.35	$ 0.20	$ 0.40	$ 0.22	$ 0.38	$ 0.35	$ 0.26	$ 1.11	$ 1.39	$ (0.18)	$ (0.59)
Adjusted operating income	$ 0.36	$ 0.40	$ 0.32	$ 0.39	$ 0.37	$ 0.36	$ 0.35	$ 0.27	$ 1.40	$ 1.43	$ 0.37	$ (0.41)
Earnings per Share - Diluted:												
Net income from continuing operations	$ 0.33	$ 0.34	$ 0.19	$ 0.40	$ 0.22	$ 0.37	$ 0.35	$ 0.25	$ 1.10	$ 1.36	$ (0.18)	$ (0.59)
Adjusted operating income	$ 0.36	$ 0.40	$ 0.32	$ 0.39	$ 0.36	$ 0.36	$ 0.34	$ 0.26	$ 1.39	$ 1.40	$ 0.37	$ (0.41)
Adjusted operating return on equity (ROE)	11.9%	16.2%	11.2%	16.2%	12.8%	15.4%	13.3%	11.1%	12.4%	14.4%	3.7%	-3.6%
Adjusted operating return on tangible equity (ROTE)	12.6%	17.5%	11.9%	17.6%	13.8%	16.5%	14.3%	12.1%	13.2%	15.6%	4.0%	-3.8%

NOTE: Quarterly income statement reported, not audited.

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Gross Written Premium by Segment

Unaudited

(in $000s)	Q4 2019	Q4 2018	Q3 2019	Q3 2018	Q2 2019	Q2 2018	Q1 2019	Q1 2018	Year Ended December 31 2019	Year Ended December 31 2018
Customer Segment										
Construction	$ 34,879	$ 29,967	$ 27,296	$ 22,451	$ 32,494	$ 26,575	$ 23,248	22,953	$ 117,918	$ 101,946
Consumer Services	32,801	26,918	35,503	29,874	37,892	28,387	27,485	21,907	133,682	107,086
Marine and Energy	22,811	21,088	26,710	22,040	25,359	22,440	19,192	17,410	94,071	82,978
Media and Entertainment	34,154	32,074	28,702	27,224	32,402	32,251	29,692	28,377	124,950	119,925
Professional Services	33,645	28,292	27,015	24,750	29,104	27,939	29,562	29,565	119,326	110,546
Real Estate	50,720	41,145	41,566	19,477	46,614	44,072	28,735	27,958	167,635	132,652
Transportation	32,828	24,633	29,621	26,233	18,985	19,851	30,757	21,452	112,191	92,169
Sports	7,245	5,011	8,086	4,176	6,898	5,688	7,850	8,714	30,079	23,590
Customer Segment Subtotal	$ 249,084	$ 209,129	$ 224,498	$ 176,226	$ 229,750	$ 207,201	$ 196,521	$ 178,337	$ 899,853	$ 770,893
Other	862	12,712	2,698	25,071	5,282	15,354	59,317	71,083	68,159	124,219
Total	$ 249,945	$ 221,841	$ 227,196	$ 201,296	$ 235,032	$ 222,555	$ 255,838	$ 249,420	$ 968,011	$ 895,112

NOTE: Quarterly reported, not audited.

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